Fourth Quarter 2024 Earnings Supplement Claros Mortgage Trust, Inc. (CMTG) February 19, 2025 The properties above are not representative of all transactions. The information provided herein is as of December 31, 2024 unless otherwise noted.

Financial GAAP net loss of $100.7 million, or $0.72 per share; distributable loss of $83.2 million, or $0.59 per share; and distributable earnings prior to realized gains and losses of $25.4 million, or $0.18 per share 6 Provision for CECL reserves of $30.0 million, or $0.21 per share, for the quarter; general CECL reserve of $1.02 per share and specific CECL reserve of $0.85 per share as of quarter end Book value of $14.12 per share Operations from REO investments contributed $0.04 per share to distributable earnings for the quarter Reclassified hotel portfolio real estate owned asset to held-for-sale; recognized book loss of $80.5 million, or $0.57 per share Loan Portfolio 3,7 $6.1 billion loan portfolio of which 98% are floating-rate and 98% are senior loans 3, 14 During the quarter, we received $300 million of loan repayment and sale proceeds In 2024, we received $1.3 billion of loan repayment and sale proceeds Loans with a risk rating of 4 or higher increased to 45% of the loan portfolio as of December 31, 2024, compared to 37% at September 30, 2024 a, 3 CECL reserve stands at 4.3% of UPB at December 31, 2024, comprised of (i) specific reserves of 18.2% on 5 rated loans and (ii) general reserve of 2.6% (5.1% on 4 rated loans and 1.0% on 3 rated loans) Liquidity and Capitalization At December 31, 2024: Total liquidity of $102 million, including of $99 million of cash 1 Unencumbered loan UPB of $456 million (including $211 million classified as held-for-sale) Warehouse financing capacity totaled $4.9 billion across five counterparties; $3.2 billion outstanding at December 31, 2024 Outstanding financings decreased by $244 million during the quarter (including $81 million of deleveraging payments) Net debt / equity ratio of 2.4x and total leverage ratio of 2.8x as of December 31, 2024 5,8 Fourth Quarter 2024 Highlights a. See page 10 and 11 for further discussion of risk rated 4 and 5 loans. See Endnotes in the Appendix.

Loan Portfolio Overview Key Portfolio Metrics 7,b December 31, 2024 September 30, 2024 Loan Portfolio 3 $6.1Bn $6.3Bn Total Loan Commitments 10 $6.7Bn $7.0Bn Number of Loans 52 57 Adjusted LTV 4 72.2% 71.6% Average Commitment Size $129MM $123MM Weighted Average All-In Yield 2 7.6% 8.4% Floating Rate Loans 3 98% 98% Senior Loans 3,14 98% 98% a a. At December 31, 2024, mixed-use comprises of 3% office, 3% multifamily, 2% retail, 1% hospitality, and immaterial amounts of for sale condo. Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances. b. Excludes loans held-for-sale. Collateral Diversification 3,7 Geographical Diversification 3,7

$ amounts in millions       Region Exposure by Carrying Value and as a % of Total Carrying Value Collateral Type Number of Loans Carrying Value 3 % of Total Carrying Value West Northeast Mid Atlantic Southeast Southwest Midwest Other Multifamily 19 $2,585 43% $1,141 / 19% $390 / 7% $266 / 4% - $502 / 8% $286 / 5% - Hospitality 7 $1,130 19% $520 / 9% $325 / 5% - $285 / 5% - - - Office 8 $859 14% $256 / 4% $150 / 3% - $240 / 3% $88 / 0% $125 / 2% - Mixed-use a 4 $541 9% - $120 / 2% $318 / 5% $103 / 2% - - - Land 5 $489 8% - $369 / 6% $120 / 2% - - - - Other 9 $466 7% - $230 / 3% $89 / 1% $31 / 1% - $76 / 1% $40 / 1% Total 52 $6,069 100% $1,917 / 32% $1,584 / 26% $793 / 12% $659 / 11% $590 / 8% $487 / 8% $40 / 1% Loan Portfolio Overview (cont’d) Totals may not foot due to rounding. a. At December 31, 2024, mixed-use comprises of 3% office, 3% multifamily, 2% retail, 1% hospitality, and immaterial amounts of for sale condo. Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances.

Available Liquidity at December 31, 2024 and February 17, 2025 ($ in millions) Since 2023, we deleveraged the portfolio by $643 million, with $286 million occurring in 2024 Liquidity Overview Cash and cash equivalents Approved and Undrawn Credit Capacity Total Available Liquidity 1 As of December 31, 2024 As of February 17, 2025

Unfunded Loan Commitments and Source of Funds ($ in millions) Unfunded Loan Commitments a. As of December 31, 2024, we had unfunded loan commitments of $498 million and $299 million of in-place or expected financing, excluding $3 million of approved and undrawn credit capacity, resulting in net unfunded loan commitments of $199 million. b. Not expected to fund is comprised of unfunded loan commitments relating to loans on non-accrual status, loans in maturity default, loans risk rated 5 and/or delinquent loans. b b Unfunded loan commitments have declined from ~$1.9 billion at year-end 2022 to ~$500 million at year-end 2024, representing a reduction of ~74% Over the same period, our equity to be funded has been reduced by ~75% a

Financial Overview a. See page 7 for book value bridge. Key Financial Metrics 4Q-2024 3Q-2024 2Q-2024 1Q-2024 FY 2024 GAAP Net Loss ($MM) Per Share $(100.7) $(0.72) $(56.2) $(0.40) $(11.6) $(0.09) $(52.8) $(0.39) $(221.3) $(1.60) Distributable Earnings (Loss) ($MM) 6 Per Share $(83.2) $(0.59) $(24.6) $(0.17) $28.9 $0.20 $(16.8) $(0.12) $(95.7) $(0.67) Distributable Earnings prior to realized gains and losses ($MM) 6 Per Share $25.4 $0.18 $31.0 $0.22 $30.4 $0.21 $27.7 $0.20 $114.6 $0.81 Dividends ($MM) Per Share - - $14.2 $0.10 $35.5 $0.25 $35.6 $0.25 $85.4 $0.60 Book Value ($MM) Per Share Adjusted Book Value per Share a $2,008.1 $14.12 $15.17 $2,104.0 $14.83 $15.96 $2,171.4 $15.27 $16.44 $2,215.9 $15.55 $16.47 Net Debt / Equity Ratio 5 Total Leverage Ratio 8 2.4x 2.8x 2.4x 2.8x 2.4x 2.8x 2.4x 2.8x During the quarter, GAAP net loss of $100.7 million, or $0.72 per share; distributable loss of $83.2 million, or $0.59 per share; and distributable earnings prior to realized gains and losses of $25.4 million, or $0.18 per share 6

Book Value per Share Roll-Forward Totals may not foot due to rounding. $17.03 Adjusted BV per Share $15.17 Adjusted BV per Share Book Value per Share Book Value at 12/31/2023 Distributable Earnings (excl. realized gains/losses) Realized Gains/Losses and Non-Cash Items Cash Dividend RSUs and Other Book Value at 12/31/2024

In 2024, we received $1.3 billion of loan repayment and sale proceeds net of principal charge-offs, generating $435 million in liquidity primarily used to make deleveraging payments of $286 million Pace of realizations is increasing; year-over-year gross realizations increased from $0.8 billion to $1.3 billion, an increase of 68% Loan Repayment and Sale Activity Loan Repayment and Sale Activity Loan sales below 97% of UPB Full Repayments Partial Repayments Loan sales at or above 97% of UPB FY 2024 FY 2022 – FY 2024 ($ in billions) $1.3 billion

During the quarter: Received loan repayments of $99 million, including the full repayment of three loans with $80 million of UPB Funded $75 million on existing loan commitments Reclassified one loan to held-for-sale and sold at par after year end; UPB of $101 million Sold an additional loan at 99% of par not previously classified as held-for-sale; UPB of $60 million In 2024, we received $1.3 billion of loan repayment and sale proceeds net of principal charge-offs, generating $435 million in liquidity primarily used to make deleveraging payments of $286 million Loan Activity ($185) Net Change in UPB Total Commitments $6,699 Total Commitments $6,969 Q4 2024 – Loan Activity ($ in millions) Totals may not foot due to rounding. FY 2024 – Loan Activity ($ in millions) UPB at 9/30/2024 Fundings Repayments UPB at 12/31/2024 Loan Sales / Transfer to HFS Repayments Advances on Existing Loans UPB at 12/31/2023 Fundings Repayments UPB at 12/31/2024 Loan Sales / Transfer to HFS Repayments Advances on Existing Loans Acquired Loan ($845) Net Change in UPB Total Commitments $8,121 Total Commitments $6,699

$ amounts in millions Number of Loans UPB Specific Reserve Specific Reserve % of UPB Anticipated REO Multifamily AZ / NV / TX 5 $329.9 $38.9 11.8% Office CA / GA 2 $180.0 $48.4 Land VA 1 $152.8 $32.7 24.5% Other a NY / Other 2 $2.5 $0.9 Total 10 $665.3 $120.9 18.2% Risk Rated 5 Loan Summary Totals may not foot due to rounding a. Includes one loan with unpaid principal balance of $1.7 million for which no specific reserve is recorded as amounts deemed uncollectible have been charged-off. Risk rated 5 loans have an average specific reserve of 18.2% Of such loans, ~50% of UPB is secured by multifamily properties with an average specific reserve of 11.8%. We expect to foreclose on these properties over the course of 2025. The remaining risk-rated 5 loans are primarily secured by office and land properties with an average specific reserve of 24.5%

Risk Rated 4 Loan Summary $ amounts in millions Number of Loans UPB General Reserve General Reserve % of UPB Anticipated Near-Term Repayments Multifamily CA / NY 2 $792.3 $43.8 5.5% Multifamily AZ / CO / TX 4 $537.3 $68.0 4.9% Office CA / CT / GA / TX 4 $533.0 Hospitality CA / NY 2 $157.1 Land NY 2 $154.7 Total 14 $2,174.4 $111.8 5.1% Totals may not foot due to rounding Risk rated 4 loans have an average general reserve of 5.1%; remaining risk rated 3 loans have an average reserve of 1.0% Higher general reserve on two multifamily assets with anticipated near-term repayments of 5.5%; average reserve of 4.9% on the balance of these loans

Real Estate Owned In Q1 2021, we acquired legal title to a portfolio of seven limited service hotels located in New York, NY Underlying asset performance continues to be strong, exceeding pre-COVID levels Classified as held-for-sale at December 31, 2024, expected to generate ~$60 million of liquidity Hotel Portfolio Acquisition Date February 2021 Location New York, NY Keys 1,087 Gross Cost $420 million Carrying Value $307 million Debt Outstanding $275 million Net Equity b $32 million In Q2 2023, we acquired legal title to a mixed-use property located in New York, NY The mixed-use property contains office, retail and signage components Condominiumization in process to maximize paths to eventual disposition of asset Mixed-Use Acquisition Date June 2023 Location New York, NY NSF 142K (Office) + 33K (Retail) Gross Cost $149 million Net Cost a $144 million Debt Outstanding - Net Equity b $149 million a. Net of accumulated depreciation and amortization. b. Excludes impact of accumulated depreciation and amortization.

$126 During the quarter, net financing outstanding decreased by $244 million In 2024, net financing outstanding decreased by $794 million Financing Activity $(244) Net Change in UPB Q4 2024 – Financing Activity ($ in millions) UPB at 9/30/2024 Advances a Repayments a UPB at 12/31/2024 Totals may not foot due to rounding. a. During Q4 2024, $82 million of advances and repayments, respectively, relate to moving financings between counterparties. b. During FY 2025, $892 million of advances and repayments, respectively, relate to moving financings between counterparties. FY 2024 – Financing Activity ($ in millions) UPB at 12/31/2023 Advances b Repayments b UPB at 12/31/2024 $(794) Net Change in UPB

Net Debt / Equity Ratio Total Leverage Ratio Financing Mix and Leverage Total financing capacity of $6.7 billion, unchanged from September 30, 2024 Undrawn capacity of $1.8 billion increased from $1.6 billion at September 30, 2024 12 $ amounts in millions Capacity UPB Weighted Average Spread 13 Repurchase agreements and term participation facility $5,454 $3,668 2.75% Asset Specific Financing $273 $239 3.57% Secured Term Loan $718 $718 4.50% Debt Related to REO $275 $275 2.94% Total as of December 31, 2024 $6,720 $4,900 3.05% Financing Balances and Weighted Average Spreads Leverage Ratios 5,8 a. Based on Unpaid Principal Balance.

Appendix A The properties above are not representative of all transactions.

CMTG Watchlist Loan Summary as of December 31, 2024 ($ amounts in millions)         Loan Carrying Value 3 Unpaid Principal Balance Loan Commitment10 Origination Date Property Type Location Loan Basis (Commitment/CV) a Risk Rating Loan 13 120.1 152.8 152.8 1/9/2018 Land VA $159/SF 5 Loan 23 118.1 119.1 122.0 3/1/2022 Multifamily TX $212,793/Unit 5 Loan 25 90.8 111.5 123.9 2/13/2020 Office CA $562/SF 5 Loan 29 79.4 96.5 100.8 1/27/2022 Multifamily NV $211,170/Unit 5 Loan 41 40.2 68.5 81.8 8/27/2021 Office GA $115/SF 5 Loan 44 42.8 50.2 53.3 3/15/2022 Multifamily AZ $207,767/Unit 5 Loan 45 28.2 39.3 44.8 2/4/2022 Multifamily TX $76,216/Unit 5 Loan 50 21.2 24.9 28.5 2/17/2022 Multifamily TX $91,379/Unit 5 Loan 51 1.7 1.7 1.7 7/1/2019 Other Other n/a 5 Loan 52 0.0 0.9 0.9 8/2/2018 Other NY n/a 5 Loan 1 401.5 402.3 405.0 12/16/2021 Multifamily CA $1,626,506/Unit 4 Loan 2 390.0 390.0 390.0 11/1/2019 Multifamily NY $946,602/Unit 4 Loan 7 200.0 200.0 319.9 9/26/2019 Office GA $294/SF 4 Loan 11 170.0 170.0 170.0 1/14/2022 Multifamily CO $373,626/Unit 4 Loan 12 154.6 155.0 160.0 9/8/2022 Multifamily AZ $484,848/Unit 4 Loan 15 150.0 150.0 150.0 2/28/2019 Office CT $190/SF 4 Loan 18 135.8 136.4 151.7 4/26/2022 Multifamily TX $146,285/Unit 4 Loan 30 94.8 95.2 97.0 8/2/2021 Office CA $327/SF 4 Loan 32 87.8 87.8 87.8 3/31/2020 Office TX $134/SF 4 Loan 33 88.2 87.7 87.7 12/21/2018 Land NY $235/SF 4 Loan 34 78.6 78.6 78.6 7/10/2018 Hospitality CA $191,590/Key 4 Loan 35 78.5 78.5 115.3 8/1/2022 Hospitality NY $173,972/Key 4 Loan 37 75.8 75.9 83.9 12/22/2021 Multifamily TX $129,078/Unit 4 Loan 42 67.0 67.0 67.0 7/31/2019 Land NY $93/SF 4 Watchlist Loans a. Loan Basis is based on carrying value net of specific CECL reserves for loans with a Risk Rating of 5; Loan Basis for loans with a Risk Rating of 4 is based on whole loan commitment value.

Portfolio Details CMTG Portfolio Details by Unpaid Principal Balance as of December 31, 2024 ($ amounts in millions)         Loan Carrying Value 3 Unpaid Principal Balance Loan Commitment 10 Origination Date Property Type Location Loan Type Construction Risk Rating Loan 1 401.5 402.3 405.0 12/16/2021 Multifamily CA Senior - 4 Loan 2 390.0 390.0 390.0 11/1/2019 Multifamily NY Senior - 4 Loan 3 246.4 245.0 245.0 7/12/2018 Hospitality NY Senior - 3 Loan 4 225.2 225.0 225.0 7/26/2021 Hospitality GA Senior - 3 Loan 5 224.4 224.6 227.0 6/30/2022 Hospitality CA Senior - 3 Loan 6 217.1 217.3 235.0 8/17/2022 Hospitality CA Senior - 3 Loan 7 200.0 200.0 319.9 9/26/2019 Office GA Senior - 4 Loan 8 183.4 183.0 183.0 9/7/2018 Land NY Senior - 3 Loan 9 177.0 177.0 177.0 10/4/2019 Mixed-Use DC Senior - 3 Loan 10 172.0 172.1 193.4 4/14/2022 Multifamily MI Senior - 3 Loan 11 170.0 170.0 170.0 1/14/2022 Multifamily CO Senior - 4 Loan 12 154.6 155.0 160.0 9/8/2022 Multifamily AZ Senior - 4 Loan 13 120.1 152.8 152.8 1/9/2018 Land VA Senior - 5 Loan 14 148.7 150.1 176.3 9/2/2022 Multifamily UT Senior Y 3 Loan 15 150.0 150.0 150.0 2/28/2019 Office CT Senior - 4 Loan 16 141.0 142.3 173.6 5/13/2022 Mixed-Use VA Senior Y 3 Loan 17 136.5 136.5 136.5 12/30/2021 Multifamily PA Senior - 3 Loan 18 135.8 136.4 151.7 4/26/2022 Multifamily TX Senior - 4 Loan 19 130.0 130.0 130.0 12/10/2021 Multifamily VA Senior - 3 Loan 20 124.9 125.0 125.0 12/9/2021 Office IL Subordinate - 3

Portfolio Details CMTG Portfolio Details by Unpaid Principal Balance as of December 31, 2024 ($ amounts in millions)         Loan Carrying Value 3 Unpaid Principal Balance Loan Commitment 10 Origination Date Property Type Location Loan Type Construction Risk Rating Loan 21 123.1 123.3 127.3 6/17/2022 Multifamily TX Senior - 3 Loan 22 120.3 120.3 122.1 4/29/2019 Mixed-Use NY Senior - 3 Loan 23 118.1 119.1 122.0 3/1/2022 Multifamily TX Senior - 5 Loan 24 113.8 113.5 113.5 7/20/2021 Multifamily IL Senior - 3 Loan 25 90.8 111.5 123.9 2/13/2020 Office CA Senior - 5 Loan 26 103.0 103.0 103.0 12/15/2021 Mixed-Use TN Senior - 3 Loan 27 99.8 101.6 104.5 7/30/2024 Other NJ Senior - 3 Loan 28 100.2 100.6 135.0 11/4/2022 Other MA Senior Y 3 Loan 29 79.4 96.5 100.8 1/27/2022 Multifamily NV Senior - 5 Loan 30 94.8 95.2 97.0 8/2/2021 Office CA Senior - 4 Loan 31 88.7 89.5 130.5 1/10/2022 Other PA Senior - 3 Loan 32 87.8 87.8 87.8 3/31/2020 Office TX Senior - 4 Loan 33 88.2 87.7 87.7 12/21/2018 Land NY Senior - 4 Loan 34 78.6 78.6 78.6 7/10/2018 Hospitality CA Senior - 4 Loan 35 a 78.5 78.5 115.3 8/1/2022 Hospitality NY Senior Y 4 Loan 36 75.8 76.0 79.3 6/3/2021 Other MI Senior - 3 Loan 37 75.8 75.9 83.9 12/22/2021 Multifamily TX Senior - 4 Loan 38 75.5 75.6 76.0 7/27/2022 Multifamily UT Senior - 3 Loan 39 70.7 71.2 90.0 2/2/2022 Office WA Senior - 3 Loan 40 67.6 68.5 112.1 12/21/2022 Multifamily WA Senior Y 3

Portfolio Details CMTG Portfolio Details by Unpaid Principal Balance as of December 31, 2024 ($ amounts in millions)         Loan Carrying Value 3 Unpaid Principal Balance Loan Commitment 10 Origination Date Property Type Location Loan Type Construction Risk Rating Loan 41 40.2 68.5 81.8 8/27/2021 Office GA Senior - 5 Loan 42 67.0 67.0 67.0 7/31/2019 Land NY Senior - 4 Loan 43 59.6 59.8 73.7 1/19/2022 Hospitality TN Senior - 3 Loan 44 42.8 50.2 53.3 3/15/2022 Multifamily AZ Senior - 5 Loan 45 28.2 39.3 44.8 2/4/2022 Multifamily TX Senior - 5 Loan 46 38.3 38.3 38.3 4/5/2019 Other Other Senior - 3 Loan 47 31.3 31.4 32.1 2/18/2022 Other FL Senior Y 3 Loan 48 30.0 30.0 30.0 4/5/2019 Other NY Senior - 3 Loan 49 30.0 30.0 30.0 4/18/2019 Land MA Senior - 3 Loan 50 21.2 24.9 28.5 2/17/2022 Multifamily TX Senior - 5 Loan 51 1.7 1.7 1.7 7/1/2019 Other Other Senior - 5 Loan 52 0.0 0.9 0.9 8/2/2018 Other NY Subordinate - 5 Total / Wtd. Avg. 9 $6,069.4 $6,200.3 $6,698.6         11%   Investment in unconsolidated joint venture a $42.3 Real Estate Owned, held-for-sale - Hospitality $307.0 Real Estate Owned, net - Mixed Use b $143.9 Portfolio Total $6,562.6 Totals may not foot due to rounding. a. Comprised of loans secured by the same property. b. Total carrying value includes acquired lease intangibles, net of accumulated depreciation and amortization.

Consolidated Balance Sheets As of December 31, 2024, September 30, 2024 and December 31, 2023 Source: CMTG financials. ($ amounts in thousands) December 31, 2024 September 30, 2024 December 31, 2023 Assets Cash and cash equivalents $ 99,075 $ 113,920 $ 187,301 Restricted cash 34,425 30,466 27,588 Loan principal payments held by servicer - - 11,000 Loans receivable held-for-investment 6,190,292 6,372,017 7,020,383 Less: current expected credit loss reserve (243,030) (229,268) (142,958) Loans receivable held-for-investment, net 5,947,262 6,142,749 6,877,425 Loans receivable held-for-sale 277,062 324,188 261,709 Equity method investment 42,320 42,360 42,474 Real estate owned held-for-investment, net 127,140 516,426 522,959 Real estate owned held-for-sale 307,020 - - Other assets 132,651 137,964 138,905 Total assets $ 6,966,955 $ 7,308,073 $ 8,069,361 Liabilities and Equity Repurchase agreements $ 3,190,339 $ 3,451,001 $ 3,805,678 Term participation facility 477,584 385,491 465,434 Loan participations sold, net - - 120,508 Notes payable, net 236,845 304,058 283,341 Secured term loan, net 709,777 710,477 712,576 Debt related to real estate owned, net 274,604 279,650 289,913 Other liabilities 42,700 41,157 47,368 Dividends payable - 14,190 35,328 Management fee payable - affiliate 27,020 18,090 9,315 Total liabilities $ 4,958,869 $ 5,204,114 $ 5,769,461 Equity Common stock 1,394 1,394 1,387 Additional paid-in capital 2,740,014 2,735,189 2,725,217 Accumulated deficit (733,322) (632,624) (426,704) Total equity 2,008,086 2,103,959 2,299,900 Total liabilities and equity $ 6,966,955 $ 7,308,073 $ 8,069,361

Consolidated Statements of Operations For the Three Months Ended December 31, 2024, September 30, 2024 and December 31, 2023 Source: CMTG financials. Three Months Ended Three Months Ended Three Months Ended ($ amounts in thousands, except share and per share data) December 31, 2024 September 30, 2024 December 31, 2023 Revenue Interest and related income $ 132,563 $ 152,870 $ 170,929 Less: interest and related expense 100,092 111,096 121,191 Net interest income 32,471 41,774 49,738 Revenue from real estate owned 27,755 23,103 26,241 Total net revenue 60,226 64,877 75,979 Expenses Management fees - affiliate 8,930 9,079 9,315 General and administrative expenses 3,340 3,645 3,632 Stock-based compensation expense 4,777 4,972 4,469 Real Estate Owned: Operating expenses 16,369 14,727 14,528 Interest expense 6,514 6,900 6,184 Depreciation and amortization 2,639 2,628 2,579 Total expenses 42,569 41,951 40,707 Proceeds from interest rate cap 6 198 1,732 Unrealized loss on interest rate cap (27) (287) (1,835) Gain on foreclosure of real estate owned - - 4,162 Loss from equity method investment (40) (37) (41) Loss on extinguishment of debt (630) (262) - Loss on real estate owned held-for-sale (80,461) - - Provision current expected credit loss reserve (29,976) (78,756) (5,247) Valuation adjustment for loans receivable held-for-sale (7,227) - - Net (loss) income $ (100,698) $ (56,218) $ 34,043 Net (loss) income per share of common stock: Basic and diluted $ (0.72) $ (0.40) $ 0.24 Weighted-average shares of common stock outstanding: Basic and diluted 139,464,720 139,561,491 138,776,355

Distributable Earnings (Loss) Reconciliation Q4 2024 Q3 2024 Q2 2024 Q1 2024 Total 2024 Net loss $ (100,698) $ (56,218) $ (11,554) $ (52,795) $ (221,265) Adjustments:   Non-cash stock-based compensation expense 4,777 4,972 3,999 4,353 18,101 Provision for current expected credit loss reserve 29,976 78,756 33,928 69,960 212,620 Depreciation and amortization expense 2,639 2,628 2,623 2,599 10,489 Amortization of above and below market lease values, net 354 354 354 354 1,416 Unrealized loss on interest rate cap 27 287 94 998 1,406 Loss on extinguishment of debt 630 262 999 2,244 4,135 Valuation adjustment for loan receivable held-for-sale 7,227 - - - 7,227 Loss on real estate owned held-for-sale 80,461   80,461 Distributable Earnings prior to realized gains and losses $ 25,393 $ 31,041 $ 30,443 $ 27,713 $ 114,590 Loss on extinguishment of debt (630) (262) (999) (2,244) (4,135) Principal charge-offs a (756) (55,352) (561) (42,266) (98,934) Previously recognized gain on foreclosure of real estate owned held-for-sale b 5,592 - - - 5,592 Loss on real estate owned held-for-sale (80,461) - - - (80,461) Previously recognized depreciation on real estate owned held-for-sale c (32,302) - - - (32,302) Distributable (Loss) Earnings $ (83,164) $ (24,573) $ 28,883 $ (16,797) $ (95,650) Weighted average diluted shares - Distributable (Loss) Earnings 141,955,621 142,021,469 142,276,031 141,403,825 141,914,643 Diluted Distributable Earnings per share prior to realized gains and losses $ 0.18 $ 0.22 $ 0.21 $ 0.20 $ 0.81 Diluted Distributable (Loss) Earnings per share $ (0.59) $ (0.17) $ 0.20 $ (0.12) $ (0.67) Reconciliation of GAAP Net Loss to Distributable (Loss) Earnings Totals may not foot or cross-foot due to rounding. Refer to page 24 for definition of Distributable Earnings. a. For the three months ended September 30, 2024, amount includes a $23.2 million charge-off of accrued interest receivable related to the reclassification of a for sale condo loan to held-for-sale. b. Reflects total gain on foreclosure of our hotel portfolio real estate owned asset, which is classified as real estate owned held-for-sale as of December 31, 2024. Amount not previously recognized in Distributable (Loss) Earnings. c. Reflects previously recognized depreciation on real estate owned classified as held-for-sale as of December 31, 2024. Amount not previously recognized in Distributable (Loss) Earnings.

Book Value per share Reconciliation December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 ($ in 000’s except for per share data)         Total Equity $ 2,008,086 $ 2,103,959 $ 2,171,402 $ 2,215,883 Number of shares of common stock outstanding and RSUs 142,187,015 141,903,667 142,164,611 142,486,624 Book Value per share a $ 14.12 $ 14.83 $ 15.27 $ 15.55 Add back: accumulated depreciation and amortization on real estate owned and related lease intangibles 0.03 0.24 0.22 0.20 Add back: general CECL reserve 1.02 0.89 0.95 0.72 Adjusted Book Value per share $ 15.17 $ 15.96 $ 16.44 $ 16.47           Net Debt-to-Equity and Total Leverage Reconciliation December 31, 2024 September 30, 2024 June 30, 2024 March 31, 2024 ($ in 000’s except for per share data)         Asset specific debt $ 4,179,372 $ 4,420,200 $ 4,614,264 $ 4,738,856 Secured term loan, net 709,777 710,477 711,177 711,876 Total debt 4,889,149 5,130,677 5,325,441 5,450,732 Less: cash and cash equivalents (99,075) (113,920) (148,212) (232,514) Net Debt $ 4,790,074 $ 5,016,757 $ 5,177,229 $ 5,218,218 Total Equity $ 2,008,086 $ 2,103,959 $ 2,171,402 $ 2,215,883 Net Debt-to-Equity Ratio 2.4x 2.4x 2.4x 2.4x Non-consolidated senior loans $ 830,000 $ 830,000 $ 887,300 $ 887,300 Total Leverage $ 5,620,074 $ 5,846,757 $ 6,064,529 $ 6,105,518 Total Leverage Ratio 2.8x 2.8x 2.8x 2.8x Adjusted Book Value per share, Net Debt-to-Equity and Total Leverage Calculations a. Calculated as (i) total equity divided by (ii) number of shares of common stock outstanding and RSUs at period end.

Important Notices The information herein generally speaks as of the date hereof or such earlier date referred to on specific pages herein. In furnishing this document, Claros Mortgage Trust, Inc. and its consolidated subsidiaries (the “Company” or “CMTG”) do not undertake to update the information herein. No legal commitment or obligation shall arise by the provision of this presentation. All financial information is provided for general reference purposes only and is superseded by, and is qualified in its entirety by reference to, CMTG’s financial statements. No Offer or Solicitation This document does not constitute (i) an offer to sell or a solicitation of an offer to purchase any securities in CMTG, (ii) a means by which any other investment may be offered or sold or (iii) advice or an expression of our view as to whether an investment in CMTG is suitable for any person. Portfolio Metrics; Basis of Accounting The performance information set forth in this document has generally been prepared on the basis of generally accepted accounting principles in the United States (U.S. GAAP). The basis on which CMTG’s operating metrics are presented in this document may vary from other reports or documents that CMTG prepares from time to time for internal or external use. Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings (Loss) Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings (Loss) are non-GAAP measures used to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager. Net Debt / Equity Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Total Leverage Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Distributable Earnings (Loss) is a non-GAAP measure, which the Company defines as net income (loss) in accordance with GAAP, excluding (i) non-cash stock-based compensation expense, (ii) real estate owned held-for-investment depreciation and amortization, (iii) any unrealized gains or losses from mark-to-market valuation changes (other than permanent impairments) that are included in net income (loss) for the applicable period, (iv) one-time events pursuant to changes in GAAP and (v) certain non-cash items, which in the judgment of the Company’s Manager, should not be included in Distributable Earnings (Loss). Furthermore, the Company presents Distributable Earnings prior to realized gains and losses, which such gains and losses include charge-offs of principal and/or accrued interest receivable, as the Company believes this more easily allows the Board, Manager, and investors to compare the Company’s operating performance to our peers, to assess our ability to declare and pay dividends, and to determine our compliance with certain financial covenants. Pursuant to the Management Agreement, the Company uses Core Earnings, which is substantially the same as Distributable Earnings (Loss) excluding incentive fees, to determine the incentive fees the Company pays our Manager. The Company believes that Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses provide meaningful information to consider in addition to net income (loss) and cash flows from operating activities in accordance with GAAP. Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses do not represent net income (loss) or cash flows from operating activities in accordance with GAAP and should not be considered as an alternative to GAAP net income (loss), an indication of cash flows from operating activities, a measure of liquidity or an indication of funds available for cash needs. In addition, the Company’s methodology for calculating these non-GAAP measures may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures and, accordingly, the Company’s reported Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses may not be comparable to the Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses reported by other companies. In order to maintain the Company’s status as a REIT, the Company is required to distribute at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, as dividends. Distributable Earnings (Loss), Distributable Earnings prior to realized gains and losses, and other similar measures, have historically been a useful indicator over time of a mortgage REIT’s ability to cover its dividends, and to mortgage REITs themselves in determining the amount of any dividends to declare. Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses are key factors, among others, considered by the Company’s Board in determining the dividend each quarter and as such the Company believes Distributable Earnings (Loss) and Distributable Earnings prior to realized gains and losses are also useful to investors. While Distributable Earnings (Loss) excludes the impact of our provision for or reversal of current expected credit loss reserve, charge-offs of principal and/or accrued interest receivable are recognized through Distributable Earnings (Loss) when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e., when the loan is repaid, fully or partially, when we acquire title in the case of foreclosure, deed-in-lieu of foreclosure, or assignment-in-lieu of foreclosure, or when the loan is sold or anticipated to be sold for an amount less than its carrying value), or (ii) with respect to any amount due under any loan, when such amount is determined to be uncollectible. Determinations of Loan-to-Value / Loan-to-Cost Adjusted LTV represents “loan-to-value” or “loan-to-cost” upon origination and updated only in connection with a partial loan paydown and/or release of collateral, material changes to expected project costs, the receipt of a new appraisal (typically in connection with financing or refinancing activity) or a change in our loan commitment. LTV determined upon origination is calculated as our total loan commitment upon origination, as if fully funded, plus any financings that are pari passu with or senior to our loan, divided by our estimate of either (1) the value of the underlying real estate, determined in accordance with our underwriting process (typically consistent with, if not less than, the value set forth in a third-party appraisal) or (2) the borrower’s projected, fully funded cost basis in the asset, in each case as we deem appropriate for the relevant loan and other loans with similar characteristics. Adjusted LTV, origination LTV, underwritten values, and/or project costs should not be assumed to reflect our judgment of current market values or project costs, which may have changed materially since the date of the most recent determination of LTV and/or origination. Weighted average adjusted LTV is based on loan commitment, including non-consolidated senior interests and pari passu interests, and includes risk rated 5 loans. Loans with specific CECL reserves are reflected as 100% LTV.

Important Notices (cont’d) Forward-Looking Statements This document and oral statements made in connection therewith contain forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements express CMTG’s views regarding future plans and expectations. They include statements that include words such as “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “plan,” “intend” and similar words or expressions. Forward-looking statements in this presentation include, but are not limited to, statements regarding future operations, business strategy, cash flows, income, costs, expenses, liabilities and profits of CMTG. These statements are based on numerous assumptions and are subject to risks, uncertainties or change in circumstances that are difficult to predict or quantify. Actual future results may vary materially from those expressed or implied in these forward-looking statements, and CMTG’s business, financial condition and results of operations could be materially and adversely affected by numerous factors, including such known and unknown risks and uncertainties. As a result, forward-looking statements should be understood to be only predictions and statements of our current beliefs, and are not guarantees of performance. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; changes in interest rates and their impact on our borrowers and on the availability and cost of our financing; our projected operating results; defaults by borrowers in paying debt service on outstanding loans; the timing of cash flows, if any, from our investments; the state of the U.S. and global economy generally or in specific geographic regions; reduced demand for office, multifamily or retail space, including as a result of the increase in remote and/or hybrid work trends which allow work from remote locations other than the employer’s office premises; governmental actions and initiatives and changes to government policies; the amount of commercial mortgage loans requiring refinancing; our ability to obtain and maintain financing arrangements on attractive terms, or at all; our ability to maintain compliance with covenants under our financing arrangements; current and prospective financing costs and advance rates for our existing and target assets; our expected leverage; general volatility of the capital markets and the markets in which we may invest and our borrowers operate in; the impact of a protracted decline in the liquidity of capital markets on our business; the state of the regional, national, and global banking systems; the uncertainty surrounding the strength of the national and global economies; the return on or impact of current and future investments, including our loan portfolio and real estate owned assets; allocation of investment opportunities to us by our Manager and our Sponsor; changes in the market value of our investments; effects of hedging instruments on our existing and target assets; rates of default, decreased recovery rates, and/or increased loss severity rates on our existing and target assets and related impairment charges, including as it relates to our real estate owned assets; the degree to which our hedging strategies may or may not protect us from interest rate volatility; changes in governmental regulations, tax law and rates, and similar matters (including interpretation thereof); our ability to maintain our qualification as a real estate investment trust; our ability to maintain our exclusion from registration under the Investment Company Act of 1940, as amended; availability and attractiveness of investment opportunities we are able to originate in our target assets; the ability of our Manager to locate suitable investments for us, monitor, service and administer our investments and execute our investment strategy; availability of qualified personnel from our Sponsor and its affiliates, including our Manager; estimates relating to our ability to pay dividends to our stockholders in the future; our understanding of our competition; impact of increased competition on projected returns; The risk of securities class action litigation or stockholder activism; geopolitical or economic conditions or uncertainty, which may include military conflicts and activities (including the military conflicts between Russia and Ukraine, Israel and Hamas, and elsewhere throughout the Middle East and North Africa more broadly), tensions involving Russia, China, and Iran, political instability, social unrest, civil disturbances, terrorism, natural disasters and pandemics; and market trends in our industry, interest rates, real estate values, the debt markets generally, the CRE debt market or the general economy. The forward-looking statements are based on CMTG’s beliefs, assumptions and expectations of CMTG’s future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known to CMTG. If a change occurs, CMTG’s business, financial condition, liquidity, results of operations and prospects may vary materially from those expressed in any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for CMTG to predict those events or how they may affect CMTG. Except as required by law, CMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Endnotes Total Liquidity includes cash and approved and undrawn credit capacity based on existing collateral. All-in yield represents the weighted average annualized yield to initial maturity of each loan held-for-investment, inclusive of coupon and contractual fees, based on the applicable floating benchmark rate/floors (if applicable), in place as of December 31, 2024. For loans placed on non-accrual, the annualized yield to initial maturity used in calculating the weighted average annualized yield to initial maturity is 0%. Based on carrying value net of specific CECL reserves; excludes loans held-for-sale if applicable. See Important Notices beginning on page 24 for additional information on this metric. Net Debt / Equity Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. For further information, please refer to Item 7 (MD&A) of our Form 10-Ks and/or Item 2 (MD&A) of our Form 10-Qs. Refer to page 22 for a reconciliation of net income (loss) to distributable earnings (loss) and distributable earnings prior to realized gains and losses. Excludes our real estate owned (REO) investments, unless otherwise noted. Total Leverage Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. For further information, please refer to Item 7 (MD&A) of our Form 10-Ks and/or Item 2 (MD&A) of our Form 10-Qs. Based on total loan commitments. Loan commitment represents principal outstanding plus remaining unfunded loan commitments. Fully extended maturity assumes all extension options are exercised by the borrower upon satisfaction of the applicable conditions. Subject to approval of financing counterparty as well as pledging of additional unencumbered assets. Weighted average spreads exclude SOFR floors. Senior loans include senior mortgages and similar credit quality loans, including related contiguous subordinate loans (if any), and pari passu participations in senior mortgage loans.